FIRST AMENDMENT TO CREDIT AGREEMENT AND
INCREASE OF REVOLVING COMMITTED AMOUNT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE OF REVOLVING COMMITTED AMOUNT (this “Agreement”), dated as of May 16, 2014 (the “First Amendment Effective Date”), is entered into among Tractor Supply Company, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A. The Borrower, the Guarantors, the Lenders, the Issuing Lender, the Swingline Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 24, 2011 (as amended or modified from time to time, the “Credit Agreement”).

B. The Borrower has requested that the Lenders, the Issuing Lender and the Swingline Lender agree to certain amendments to the Credit Agreement, and the Lenders, the Issuing Lender and the Swingline Lender have agreed to such request, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Increase of the Revolving Committed Amount. Pursuant to Section 3.4(c) of the Credit Agreement (as in effect prior to giving effect to the amendments set forth in Section 2 below), the Revolving Committed Amount is hereby increased by $150,000,000. Such increase in the Revolving Committed Amount is reflected in Schedule 2.1(a) attached hereto.

To the extent not otherwise addressed in this Agreement, the conditions listed in Section 3.4(c) of the Credit Agreement shall be deemed to have been satisfied.

2.    Amendments.

(a)    Recitals. The first sentence of the introductory recitals to the Credit Agreement is hereby amended to read as follows:

WHEREAS, the Borrower has requested that the Lenders provide a $400,000,000 credit facility for the purposes hereinafter set forth; and

(b)    The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

(i)    The definition of “Credit Party Obligations” is amended to read as follows:

“Credit Party Obligations” means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender and the Swingline Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code of the United States) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Revolving

Obligations hereunder; provided, however, that the “Credit Party Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party.

(ii)    The definition of “Eurodollar Base Rate” is amended to read as follows:

“Eurodollar Base Rate” means:

(a)    for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent.

(iii)    The definition of “FATCA” is amended to read as follows:

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(iv)    The definition of “Guarantors” is amended to read as follows:

“Guarantors” means (a) each of the Persons identified as a “Guarantor” on the signature pages hereto, (b) each Subsidiary which may hereafter execute a Joinder Agreement, (c) with respect to (i) Obligations under any Hedging Agreement relating to the Revolving Obligations hereunder and (ii) any Swap Obligation of a Specified Credit Party (determined before giving effect to Sections 4.1 and 4.8) under the Guaranty, the Borrower and (d) the successors and permitted assigns of the foregoing, and “Guarantor” means any one of them.

(v)    The definition of “Revolving Committed Amount” is amended to read as follows:

“Revolving Committed Amount” means FOUR HUNDRED MILLION DOLLARS ($400,000,000) as such amount may be reduced pursuant to Section 3.4(c).

(vi)    The definition of “Swingline Sublimit” is amended to read as follows:

“Swingline Sublimit” means THIRTY MILLION DOLLARS ($30,000,000). The Swingline Sublimit is part of the Revolving Committed Amount.

(c)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, such Swap Obligation (or any Guaranty Obligations thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.8 and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guaranty of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Hedging Agreement, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Hedging Agreements for which such Guaranty is or becomes illegal.

“Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent and the other holders of the Obligations pursuant to Article IV.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(d)    Section 3.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

3.7    Inability to Determine Rates.

If in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Loan or (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended (to the extent of the affected Eurodollar Loans or Interest Periods) and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Base Rate component of the Base Rate, the utilization of the Eurodollar Base Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans in the amount specified therein.

(e)    A new Section 4.8 is hereby added to the Credit Agreement to read as follows:
4.8    Keepwell.

Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Credit Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Credit Party”) or the grant of a security interest under the Credit Documents by any such Specified Credit Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under the Credit Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable bankruptcy, insolvency or other similar laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Credit Party intends this Section to constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Credit Party for all purposes of the Commodity Exchange Act.

(f)    Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
6.2    No Material Change.
Since December 28, 2013, there has been no development or event relating to or affecting a Consolidated Party which has had or could reasonably be expected to have a Material Adverse Effect.

(g)    Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
6.7    OFAC.

None of the Credit Parties, nor any of their Subsidiaries, nor, to the knowledge of the Credit Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor is any Credit Party or any Subsidiary located, organized or resident in a Designated Jurisdiction.

(h)    A new Section 8.15 is hereby added to the Credit Agreement to read as follows:

8.15    Sanctions.

Directly or indirectly, use any extension of credit hereunder or the proceeds of any such credit extension, or lend, contribute or otherwise make available such credit extension or the proceeds of any such credit extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, Issuing Lender, Swingline Lender, or otherwise) of Sanctions.

(i)    A new sentence is hereby added to the end of Section 9.3 of the Credit Agreement to read as follows:

Excluded Swap Obligations with respect to any Credit Party shall not be paid with amounts received from such Credit Party or such Credit Party’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Credit Party Obligations otherwise set forth above in this Section.

(j)    Schedules 2.1(a) and 6.12. Schedule 2.1(a) and Schedule 6.12 to the Credit Agreement are hereby deleted and replaced with Schedule 2.1(a) and Schedule 6.12, respectively, attached hereto.

3.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Execution of Counterparts of this Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders (which shall include each Lender increasing its Revolving Commitment pursuant hereto), the Swingline Lender and the Issuing Lender.

(b)    Organizational Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent:
(i)    (A) copies of the organizational documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state, province or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the First Amendment Effective Date or (B) a certificate from a Responsible Officer of each Credit Party certifying that there have been no changes to such organizational documents since the Closing Date;

(ii)    such resolutions of the board of directors and/or similar governing bodies of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement, and certified, as at the First Amendment Effective Date, by its secretary, assistant secretary or a Responsible Officer as being in full force and effect without amendment or modification; and

(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state, province or other jurisdiction of organization or formation, where applicable.
(c)    Fees. Receipt by the Administrative Agent, MLPFS and the Lenders of any fees required to be paid on or before the First Amendment Effective Date.

4.    Expenses. The Credit Parties agree to reimburse the Administrative Agent for all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

5.    Joinder. PSC 123, LLC, a Delaware limited liability company (the “New Subsidiary”) and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

(a)    The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Credit Party under the Credit Agreement and a “Subsidiary Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Subsidiary Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement, (b) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement and (c) all of the guaranty obligations set forth in Section 4 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 5(a), the New Subsidiary hereby guarantees, jointly and severally with the other Subsidiary Guarantors, to the Administrative Agent and the Lenders, as provided in Section 4 of the Credit Agreement, the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the New Subsidiary will, jointly and severally together with the other Subsidiary Guarantors, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. The New Subsidiary hereby represents and warrants to the Administrative Agent and the Lenders that set forth on Schedule 6.12 attached hereto is a complete and accurate list of all Subsidiaries of the New Subsidiary.

(b)    The New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such documents and instruments as requested by the Administrative Agent in accordance with Section 7.12 of the Credit Agreement.

(c)    The address of the New Subsidiary for purposes of Section 11.1 of the Credit Agreement is as follows:

PSC 123, LLC
200 Powell Place
Brentwood, TN 37027

(d)    The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary under the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

6.    Ratification of Credit Agreement. Each Credit Party acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Credit Documents, as amended hereby. This Agreement is a Credit Document.

7.    Authority/Enforceability. Each Credit Party represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)    This Agreement has been duly executed and delivered by such Credit Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar law and to general principles of equity.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents, (ii) violate any Requirement of Law or (iii) violate any material agreement which is binding on it or its assets.

8.    Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) no Default or Event of Default has occurred and is continuing.

9.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

10.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

13.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	TRACTOR SUPPLY COMPANY,
a Delaware corporation

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

GUARANTORS:	TRACTOR SUPPLY CO. OF MICHIGAN, LLC,
a Michigan limited liability company

By: Tractor Supply Company, a Delaware corporation, its sole member

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

TRACTOR SUPPLY CO. OF TEXAS, LP,
a Texas limited partnership

By: Tractor Supply Company, a Delaware corporation, its General Partner

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

FIRST AMENDMENT TO CREDIT AGREEMENT AND
INCREASE OF REVOLVING COMMITTED AMOUNT
TRACTOR SUPPLY COMPANY

DEL’S FARM SUPPLY, LLC,
a Delaware limited liability company

By: ___________________________
Name:_________________________
Title:__________________________

TSC PURCHASING, LLC,
a Delaware limited liability company

By: Tractor Supply Company, a Delaware corporation, its sole member

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

TSC FRANKLIN DC, LLC,
a Delaware limited liability company

By: Tractor Supply Company, a Delaware corporation, its sole member

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

PSC 123, LLC,
a Delaware limited liability company

By: Tractor Supply Company, a Delaware corporation, its sole member

By: ___________________________
Name:_________________________
Title:__________________________

By: ___________________________
Name:_________________________
Title:__________________________

FIRST AMENDMENT TO CREDIT AGREEMENT AND
INCREASE OF REVOLVING COMMITTED AMOUNT
TRACTOR SUPPLY COMPANY

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: ___________________________
Name:_________________________
Title:__________________________

LENDERS:	BANK OF AMERICA, N.A.,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

REGIONS BANK,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

FIFTH THIRD BANK,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

U.S. BANK, NATIONAL ASSOCIATION,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

FIRST AMENDMENT TO CREDIT AGREEMENT AND
INCREASE OF REVOLVING COMMITTED AMOUNT
TRACTOR SUPPLY COMPANY

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

BRANCH BANKING AND TRUST COMPANY,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

J.P. MORGAN CHASE BANK, N.A.,
as Lender

By: ___________________________
Name:_________________________
Title:__________________________

FIRST AMENDMENT TO CREDIT AGREEMENT AND
INCREASE OF REVOLVING COMMITTED AMOUNT
TRACTOR SUPPLY COMPANY

Schedule 2.1(a)

LENDERS AND COMMITMENTS

Lender	Revolving Committed Amount	Applicable Percentage Share of Revolving Committed Amount
Bank of America, N.A.	$130,000,000	32.500000000%
Regions Bank	$60,000,000	15.000000000%
Wells Fargo Bank, National Association	$60,000,000	15.000000000%
Fifth Third Bank	$45,000,000	11.250000000%
U.S. Bank, National Association	$35,000,000	8.750000000%
PNC Bank, National Association	$30,000,000	7.500000000%
Branch Banking and Trust Company	$25,000,000	6.250000000%
JPMorgan Chase Bank, N.A.	$15,000,000	3.750000000%
TOTALS	$400,000,000	100.000000000%

Schedule 6.12

SUBSIDIARIES

Tractor Supply Co. of Texas, LP
Jurisdiction of Formation: Texas
Number of shares outstanding: N/A
Ownership:
Tractor Supply Company - 1% General Partner
Tractor Supply Co. of Michigan, LLC - 99% Limited Partner

Tractor Supply Co. of Michigan, LLC
Jurisdiction of Formation: Michigan
Number of shares outstanding: N/A
Ownership: Tractor Supply Company - 100%

Del’s Farm Supply, LLC
Jurisdiction of Formation: Delaware
Number of shares outstanding: N/A
Ownership: Tractor Supply Company - 100%

TSC Purchasing, LLC
Jurisdiction of Formation: Delaware
Number of units outstanding: 100
Ownership: Tractor Supply Company - 100%

TSC Franklin DC, LLC
Jurisdiction of Formation: Delaware
Number of units outstanding: 100
Ownership: Tractor Supply Company - 100%

PSC 123, LLC
Jurisdiction of Formation: Delaware
Number of units outstanding: 100
Ownership: Tractor Supply Company - 100%

TSC SSC Bond, LLC*
Jurisdiction of Formation: Delaware
Number of units outstanding: [ ]
Ownership: Tractor Supply Company - 100%

*New entity will be joined by May 31, 2014 in accordance with Section 7.12 of the Credit Agreement. Number of units outstanding to be provided at the time of joinder.